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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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/ /	Soliciting Material Pursuant to §240.14a-12
CompuCredit Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 30, 2001

Dear Shareholder:

    On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Shareholders of CompuCredit Corporation, which will be held at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, on Wednesday, May 9, 2001, commencing at 10:00 a.m., eastern standard time. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

    Your vote on the business to be considered at the meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy and promptly return it in the enclosed prepaid envelope prior to the meeting so that your shares may be represented at the Annual Meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

                      Sincerely yours,

                      David G. Hanna
                       Chief Executive Officer

COMPUCREDIT CORPORATION
245 Perimeter Center Parkway, Suite 600
Atlanta, Georgia 30346

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 9, 2001

    Notice is hereby given that the Annual Meeting of Shareholders of CompuCredit Corporation, a Georgia corporation ("CompuCredit"), will be held on Wednesday, May 9, 2001, at 10:00 a.m., eastern standard time, at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia for the following purposes:

  1.
  To elect seven directors for terms expiring at the 2002 annual meeting of shareholders;

  2.
  To consider and act upon a proposal to approve CompuCredit's 2000 Stock Option Plan;

  3.
  To ratify the appointment of Ernst & Young LLP as CompuCredit's independent auditors; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on March 14, 2001 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of such shareholders will be maintained at CompuCredit's headquarters during the ten-day period prior to the date of the Annual Meeting and will be available for inspection by shareholders, for any purpose germane to the meeting, during ordinary business hours. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope.

                      By Order of the Board of Directors,

                      Rohit H. Kirpalani
                       Secretary

Atlanta, Georgia
March 30, 2001

IMPORTANT

    Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the envelope provided. In the event you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

COMPUCREDIT CORPORATION
245 Perimeter Center Parkway, Suite 600
Atlanta, Georgia 30346
(770) 206-6200

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 9, 2001

GENERAL INFORMATION

    The Board of Directors (the "Board of Directors") of CompuCredit Corporation, a Georgia corporation ("CompuCredit"), is furnishing this Proxy Statement to the holders of common stock, no par value per share (the "Common Stock"), of CompuCredit in connection with CompuCredit's solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, at 10:00 a.m., eastern standard time, on Wednesday, May 9, 2001 and at any and all adjournments thereof.

    A proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Secretary of CompuCredit prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors, FOR the approval of CompuCredit's 2000 Stock Option Plan, FOR the ratification of the appointment of Ernst & Young LLP as CompuCredit's independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

    CompuCredit will bear the expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies it is seeking. In addition to the use of the mails, proxies may be solicited by officers, directors and employees of CompuCredit, in person, or by telephone, telegraph or facsimile transmission. CompuCredit will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

    This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 30, 2001. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission (the "Commission"), is being mailed with this Proxy Statement.

Quorum and Voting Requirements

    The close of business on March 14, 2001 has been fixed as the record date (the "Record Date") for the determination of shareholders of CompuCredit entitled to notice of and to vote at the 2001 Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. On that date, CompuCredit had outstanding 46,514,639 shares of its Common Stock. Each share of Common Stock entitles the holder to one vote.

    For each proposal to be considered at the Annual Meeting, the holders of a majority of the outstanding shares of stock entitled to vote on such matter at the meeting, present in person or by proxy, shall constitute a quorum. Abstentions will be treated as present for purposes of determining a quorum. "Broker non-votes" will not be entitled to vote at the meeting and, therefore, will not be counted as present for quorum purposes. "Broker non-votes" are votes that brokers holding shares of record for their customers (i.e., in "street name") are not permitted to cast under applicable stock exchange regulations because the brokers have not received instructions (or have received incomplete instructions) from their customers as to certain proposals and as to which the brokers have advised CompuCredit that they lack voting authority.

    With regard to Proposal One (Election of Directors) votes may be cast for the nominees or may be withheld. The election of directors requires the affirmative vote of a majority of the votes cast on Proposal One. Votes that are withheld, abstentions and broker non-votes will have no effect on the outcome of Proposal One.

    With regard to Proposal Two (Approval of CompuCredit 2000 Stock Option Plan) and Proposal Three (Ratification of Independent Auditors), votes may be cast for or against each of the proposals, or shareholders may abstain from voting on each of the Proposals. The approval of each of Proposal Two and Proposal Three requires the affirmative vote of a majority of the votes cast on the matters. Votes that are withheld, abstentions and broker non-votes will have no effect on the outcomes of Proposal Two or Proposal Three.

PROPOSAL ONE:
ELECTION OF DIRECTORS

    Action will be taken at the Annual Meeting for the election of seven directors, each of whom will serve until the 2002 Annual Meeting and until his or her successor is elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named therein.

    The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as director. However, if some unexpected occurrence should require the substitution by the Board of Directors of some other person or persons for any one or more of the nominees, the proxies may be voted in accordance with the discretion of the named proxies FOR such substitute nominees.

    The name, age, principal occupation for the last five years, selected biographical information and period of service as a director of CompuCredit of each of the nominees for election as director are set forth below.

  Nominees for Director

    David G. Hanna, Age 36, Chairman of the Board. Mr. Hanna has been the Chief Executive Officer of CompuCredit since its inception in 1996 and has been the Chairman of the Board since our initial public offering in April 1999. Mr. Hanna was the sole director of CompuCredit from the time of CompuCredit's merger into a corporation in August 1997 and had been the President of CompuCredit from its inception in 1996 until October 2000. Mr. Hanna has been in the credit industry for over eleven years. Since 1992, Mr. Hanna has served as President and a director of HBR Capital, Ltd., an investment management company. In 1989, prior to forming CompuCredit, Mr. Hanna co-founded and served as President of Account Portfolios, a purchaser and manager of portfolios of non-performing loans and accounts receivable. Until Account Portfolios was sold in 1995, it used proprietary scoring models to analyze portfolio acquisitions as well as the portfolios that Account Portfolios had purchased. From 1988 to 1992, he was President of the Government Division of Nationwide Credit where he managed and directed division operations, planning, strategy and sales, including collection performance, adherence to contractual requirements and government marketing. He served as Commercial Loan Officer at Citizens & Southern National Bank prior to joining Nationwide Credit. Mr. Hanna has a BBA in Finance from the University of Georgia. Mr. Hanna is the brother of Frank J. Hanna, III, who is a director.

    Richard W. Gilbert, Age 47. Mr. Gilbert has been the Chief Operating Officer of CompuCredit since its inception in 1996, was named Vice Chairman of CompuCredit in October, 2000, and became a director upon consummation of our initial public offering in April 1999. Mr. Gilbert has over 22 years' experience in the consumer credit industry. From 1990 until 1995, he was employed by Equifax initially as Chief Operating Officer of its collection division and subsequently as General Manager of Strategic Client Services. From 1995 until 1997, Mr. Gilbert was employed by HBR Capital, an investment management company, as Chief Operating Officer of The American Education Fund, L.P. From 1979 until Nationwide Credit was sold in 1990, Mr. Gilbert served in various positions with Nationwide Credit, including as Vice President of Operations, Vice President of Development and Vice President of Marketing and as President of Financial Health Services, a division of Nationwide Credit. Mr. Gilbert earned his JD degree, cum laude, from John Marshall Law School and completed his undergraduate work at Berry College. He is a member of the Georgia Bar Association.

    Frank J. Hanna, III, Age 39. Mr. Hanna became a director upon consummation of our initial public offering. Since 1992, Mr. Hanna has served as Chief Executive Officer of HBR Capital, an investment management company. In 1989, Mr. Hanna co-founded and served as Chief Executive Officer of Account Portfolios, a purchaser and manager of portfolios of non-performing loans and accounts receivable. From 1988 to 1990, Mr. Hanna was Group Vice President, Finance and Administration for Nationwide Credit. Prior to joining Nationwide Credit, Mr. Hanna practiced corporate law in Atlanta. Mr. Hanna earned his JD degree, cum laude, and a BBA in Finance as a first honor graduate from the University of Georgia. Mr. Hanna is also a director of Cerulean Companies, Inc. Mr. Hanna is the brother of David G. Hanna, the Chief Executive Officer and Chairman of the Board of CompuCredit.

    Richard E. Huddleston, Age 57. Mr. Huddleston became a director upon consummation of our initial public offering in April 1999. Since May 2000, Mr. Huddleston has served as Senior Vice President of Operations for Risk Management Alternatives, Inc. From October 1997 to May 2000, he worked as an independent consultant. From December 1989 to April 1997, Mr. Huddleston served as Executive Vice President and director of Prudential Bank and Trust and as Vice President and director of Prudential Savings Bank and remained with such companies until October 1997. Mr. Huddleston graduated from the University of Virginia McIntire School of Commerce and Retail Banking in 1978.

    Gail Coutcher-Hughes, Age 51. Ms. Coutcher-Hughes became a director upon consummation of our initial public offering in April 1999. Ms. Coutcher-Hughes co-founded in February 1996 and serves as President of the Hughes Group, Ltd., an executive search firm. From 1980 to January 1996, Ms. Coutcher-Hughes was employed by Source Finance, a national placement firm specializing in the placement of financial and accounting professionals, where she served as Managing Partner of its Atlanta office. Ms. Coutcher-Hughes graduated from the University of Georgia with a BBA in Accounting and is a licensed Certified Public Accountant in the State of Georgia.

    Mack F. Mattingly, Age 70. Senator Mattingly became a director upon consummation of our initial public offering in April 1999. Senator Mattingly is currently a self-employed entrepreneur, speaker and author. From 1992 until March 1993, he served as United States Ambassador to the Republic of Seychelles. From 1987 to 1990, Senator Mattingly served as the Assistant Secretary General for Defense Support at NATO Headquarters in Belgium. In 1981, he was elected to the United States Senate from the State of Georgia, where he served until 1987.

    Thomas G. Rosencrants, Age 51. Mr. Rosencrants became a director in June 1999. Since 1997, Mr. Rosencrants has been the Chairman and Chief Executive Officer of Greystone Capital Group, LLC, the general partner of Greystone Capital Partners I, L.P. From 1991 to 1997, he served at the Robinson-Humphrey Company, a division of Salomon Smith Barney, as Senior Vice President and head of the Insurance Research Group. Mr. Rosencrants is a Chartered Financial Analyst who earned a BA degree from the University of Dayton and an MBA, with honors, from Roosevelt University in Chicago. Mr. Rosencrants is also a director of iXL Enterprises, Inc.

    If a shareholder does not specify a choice on the Proxy and the power to vote the shareholder's shares is not withheld, the shares represented by that Proxy will be voted "FOR" each of the nominees for election to the Board of Directors.

The Board of Directors recommends a vote "FOR"
the nominees listed in Proposal One for election to the Board of Directors.

PROPOSAL TWO:
APPROVAL OF THE COMPUCREDIT 2000 STOCK OPTION PLAN

    On October 11, 2000, the Board of Directors adopted the CompuCredit 2000 Stock Option Plan ("Plan"), subject to approval by the shareholders. The following is a summary of the major provisions of the Plan, including a general discussion of the federal income tax aspects of the Plan to CompuCredit and the recipients of the options. For a complete description of the Plan, please read the Plan in its entirety, a copy of which is attached to this Proxy Statement as Appendix A.

    Purpose.  The purpose of the Plan is to maximize the long-term success of CompuCredit, to enhance participants' identification with shareholders' interests and to attract and retain highly qualified and competent directors, employees, consultants and advisors. The Plan provides for the grant of options to purchase shares of CompuCredit's Common Stock to directors, employees, consultants and advisors of CompuCredit and its affiliates who have made or are capable of making a substantial contribution to the success of CompuCredit.

    Administration.  The Plan will be administered by the Compensation Committee. The Compensation Committee shall be comprised of not less than two independent and outside members of the Board of Directors who are not employees of CompuCredit. The Compensation Committee shall have the authority to grant the options, to determine those persons who are eligible to receive the options and to evaluate the fair market value of the stock covered by the grant. The Compensation Committee also has the authority to make all other determinations necessary or advisable to administer the Plan in a proper and effective manner. The decisions and determinations of the Compensation Committee in the administration of the Plan and on any other matters concerning the Plan are conclusive and final.

    Option Type.  The Plan allows for the grant of nonqualified stock options, which are options that do not qualify as incentive stock options under the Internal Revenue Code of 1986, to directors, employees, consultants and advisors of CompuCredit.

    Shares Subject to the Plan.  The Compensation Committee may grant options to purchase a maximum of 1,200,000 shares of CompuCredit's Common Stock under the Plan. The number of shares of Common Stock set aside for issuance under the Plan is subject to adjustments made in the case of (a) any payment of a stock dividend in respect of the Common Stock, (b) any recapitalization, reclassification, split-up or consolidation of or other change in the Common Stock, or (c) any exchange of the outstanding shares of Common Stock in connection with a merger, consolidation or other reorganization of or involving CompuCredit or a sale by CompuCredit of all or a portion of its assets, for a different number or class of shares of stock or other securities of CompuCredit or for shares of stock or other securities of any other corporation, such that an adjustment in the number and class of shares or other securities which are subject to the options, and the purchase price per share to be paid upon exercise of the option is determined by the Compensation Committee to be appropriate. Except as set forth above, issuance by CompuCredit of shares of stock of any class of securities convertible into shares of stock of any class shall not affect any option granted pursuant to the Plan. In addition, the Compensation Committee may grant new options with respect to any shares of Common Stock for which an option has expired or otherwise terminated before it was exercised.

    Eligibility.  All members of the Board of Directors, employees, consultants and advisers of CompuCredit and its affiliates that are selected from time to time by the Compensation Committee are eligible to receive awards pursuant to the Plan. The maximum number of shares of Common Stock with respect to which options may be granted to any one individual is 500,000 shares during any calendar year.

    Term of Plan.  Subject to the approval of the shareholders, the Plan shall become effective on the date of its adoption by the Board of Directors on October 11, 2000 and shall terminate on the tenth anniversary of such date, subject to earlier termination by the Board of Directors. The Board of Directors may amend, suspend or terminate the Plan at any time.

    Exercise Price.  The exercise price of each option granted under the Plan shall be the fair market value of the Common Stock as of the date of grant, which shall be determined by the Compensation Committee pursuant to the methods and procedures as stated in the Plan.

    Time and Manner of Exercise.  No option will be granted under the Plan on or after the tenth anniversary of the date on which the Plan was adopted by the Board of Directors. In addition, no option will be exercisable after the expiration of ten (10) years from the date it was granted. The Compensation Committee may provide in the option agreement for vesting periods which require the passage of time and/or the occurrence of events in order for the option to become exercisable. The Plan provides that options may be exercised through payment of cash or other methods as determined by the Compensation Committee including surrender by the optionee of the right to purchase that number of shares under the option with a fair market value equal to the exercise price.

    Nontransferability.  Any vested portion of an option granted pursuant to the Plan may be transferred during the lifetime of the participant if the transfer is approved in advance in writing by the Compensation Committee or the Board of Directors, in their sole discretion. Unvested portions of a stock option may not be transferred to another person except by will or the laws of descent and distribution.

    Federal Income Tax Consequences.  The following is a general discussion of the federal income tax consequences related to the issuance and exercise of the nonqualified options and the sale of the shares of Common Stock acquired on exercise of the options. The discussion is not a complete analysis of all federal income tax consequences and does not cover all specific transactions which may occur. Under existing Department of Treasury Regulations, option holders do not recognize any taxable income upon receipt of a nonqualified option. Upon the exercise of the option, the difference between the exercise price and the fair market value of the Common Stock as of the date of exercise is taxable to the option holder as ordinary income. This difference between the exercise price and the fair market value of the Common Stock when purchased (the "spread") is treated as compensation to the holder for federal income tax purposes and is subject to income tax withholding. CompuCredit receives a business deduction for federal tax purposes on the amount of the spread in the year in which the option is exercised.

    When Common Stock purchased upon exercise of a nonqualified stock option is sold, gain or loss on the Common Stock is taxed as short or long term gain, based on the length of time the shares were held. The option holder's tax basis in Common Stock purchased solely for cash on exercise of the option will be equal to the fair market value of the Common Stock on the date of exercise. If the option holder exercises his or her option by surrendering Common Stock which the option holder already owns, the tax basis in the surrendered shares will be carried over to the Common Stock received on exercise of the option, plus the amount of the spread.

    If a shareholder does not specify a choice on the Proxy and the power to vote the shareholder's shares is not withheld, the shares represented by that Proxy will be voted "FOR" approval of the CompuCredit 2000 Stock Option Plan.

The Board of Directors recommends a vote "FOR"
approval of the CompuCredit 2000 Stock Option Plan.

PROPOSAL THREE:
RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors of CompuCredit, upon the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP to serve as independent auditors of CompuCredit for the fiscal year ending December 31, 2001, subject to ratification of this appointment by the shareholders of the CompuCredit. Ernst & Young LLP has served as independent auditors of CompuCredit since CompuCredit's inception and is considered by management of CompuCredit to be well qualified. CompuCredit has been advised by Ernst & Young LLP that neither it nor any member thereof has any financial interest, direct or indirect, in CompuCredit or any of its subsidiaries in any capacity. CompuCredit expects representatives of Ernst & Young LLP to be present at the Annual Meeting of Shareholders and expects that they will have the opportunity to make a statement if they desire to do so. It is further anticipated that such representatives will be available to respond to appropriate questions.

    If a shareholder does not specify a choice on the Proxy and the power to vote the shareholder's shares is not withheld, the shares represented by the Proxy will be voted "FOR" ratification of the appointment of Ernst & Young LLP.

The Board of Directors recommends that the shareholders vote "FOR"
the ratification of the appointment of Ernst & Young LLP
as CompuCredit's independent auditors.

OTHER MATTERS

    The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Executive Officers of CompuCredit

    The executive officers of CompuCredit are elected annually and serve at the pleasure of the Board of Directors. The following sets forth certain information with respect to the executive officers of CompuCredit.

David G. Hanna	36	Chief Executive Officer and Chairman of the Board
Richard W. Gilbert	47	Vice Chairman, Chief Operating Officer and Director
Richard R. House, Jr.	37	President
Ashley L. Johnson	32	Chief Financial Officer
Brett M. Samsky	36	Senior Advisor to the Chairman

    David G. Hanna, Chief Executive Officer and Chairman of the Board. Mr. Hanna has been the Chief Executive Officer of CompuCredit since its inception in 1996 and has been the Chairman of the Board since our initial public offering in April 1999. Mr. Hanna was the sole director of CompuCredit from the time of CompuCredit's merger into a corporation in August 1997 and had been the President of CompuCredit from its inception in 1996 until October 2000. For biographical information concerning Mr. Hanna, see "Proposal One: Election of Directors."

    Richard W. Gilbert, Vice Chairman, Chief Operating Officer and Director. Mr. Gilbert has been the Chief Operating Officer of CompuCredit since its inception in 1996, became a director upon consummation of our initial public offering in April 1999, and was named Vice Chairman of CompuCredit in October 2000. For biographical information concerning Mr. Gilbert, see "Proposal One: Election of Directors."

    Richard R. House, Jr., President. Mr. House was named President of CompuCredit in October 2000 and served as Chief Credit Officer from the time he joined CompuCredit in April 1997 until January 2001. Mr. House has over 14 years' experience in the consumer credit industry. From 1993 until 1997, Mr. House managed and directed Equifax's Decision Solutions division, Equifax's quantitative analysis and modeling group. Prior to joining Equifax in 1991, he was employed by the JC Penney Company, where he held various positions in credit operations and credit policy. Mr. House earned a BA in Economics from the Georgia Institute of Technology and an MA in Economics from Southern Methodist University.

    Ashley L. Johnson, Chief Financial Officer. Ms. Johnson was named Chief Financial Officer in January 2001 and has over six years of experience in the credit industry. From June 1999 until January 2001, Ms. Johnson served as Treasurer of CompuCredit and from CompuCredit's inception in 1996 until July 2000, she served as the Controller of CompuCredit. From May 1993 to January 2001, Ms. Johnson also served as Controller of HBR Capital, an investment management company. From 1993 until its sale in 1995, Ms. Johnson was the Controller for Account Portfolios, a purchaser and manager of portfolios of non-performing loans and accounts receivable. Prior to joining Account Portfolios, Ms. Johnson was a senior accountant at Deloitte & Touche from 1989 to 1993. Ms. Johnson graduated magna cum laude from Clemson University with a BS in Accounting and is a licensed Certified Public Accountant in the State of Georgia.

    Brett M. Samsky, Senior Advisor to the Chairman. From CompuCredit's inception in 1996 until January 2001, Mr. Samsky served as Chief Financial Officer of CompuCredit. Mr. Samsky was named Senior Advisor to the Chairman in January 2001 and will no longer be deemed an executive officer of CompuCredit pursuant to this new position. Mr. Samsky has over six years' experience in the credit industry. From November 1992 to August 1998, Mr. Samsky served as Chief Financial Officer of HBR Capital, an investment management company. Mr. Samsky was Chief Financial Officer of Account Portfolios, a purchaser and manager of portfolios of non-performing loans and accounts receivable, from 1992 until its sale in 1995. Prior to joining Account Portfolios, Mr. Samsky served as a senior accountant at Deloitte & Touche during 1986 and from 1988 to 1990. Mr. Samsky graduated magna cum laude with high honors, earning a BBA and MAcc in Accounting from the University of Georgia. Mr. Samsky also attended the University of Georgia Law School from 1990 to 1992 and is a licensed Certified Public Accountant in the State of Georgia.

Committees and Meetings of the Board of Directors

    The following discussion of meetings of the Board of Directors and the Board's committees includes meetings held during CompuCredit's fiscal year ended December 31, 2000.

    During the fiscal year ended December 31, 2000, the Board of Directors of CompuCredit met seven times. No member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which such director served during that period, except Mr. Mattingly who had scheduling conflicts during the fiscal year.

    CompuCredit's Board of Directors currently has two committees: an Audit Committee and a Compensation Committee. The principal functions of these committees and the names of the directors currently serving as members of such committees are set forth below.

    Audit Committee.  The Audit Committee, among other things, makes recommendations to the Board of Directors concerning the engagement of independent public accountants, monitors and reviews the quality and activities of CompuCredit's internal audit function and those of its independent auditors, and monitors the adequacy of CompuCredit's operating and internal controls as reported by management and the independent or internal auditors. The Audit Committee met once during the fiscal year ended December 31, 2000. The current members of the Audit Committee are Thomas G. Rosencrants, Richard E. Huddleston and Gail Coutcher-Hughes.

    Compensation Committee.  The Compensation Committee, among other things, reviews salaries, benefits and other compensation of directors, officers and other employees of CompuCredit and makes recommendations to the Board of Directors concerning such matters. The current members of the Compensation Committee are Thomas G. Rosencrants, Richard E. Huddleston and Mack F. Mattingly. David G. Hanna served on the Compensation Committee until October 11, 2000 when he was replaced by Thomas G. Rosencrants. The Compensation Committee met three times during the fiscal year ended December 31, 2000.

REPORT OF AUDIT COMMITTEE

    Notwithstanding anything to the contrary set forth in any of CompuCredit's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

    The Audit Committee of the Board of Directors is composed of three directors and operates under a written charter adopted by the Board of Directors. The members of the Committee meet the independence requirements of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

    Management is responsible for CompuCredit's internal controls, financial reporting process and compliance with the laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of CompuCredit's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that CompuCredit's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountant matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    CompuCredit's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

    Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in CompuCredit's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Commission.

    Audit Fees.  The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of CompuCredit's annual financial statements for fiscal year 2000 and the review of the financial statements included in CompuCredit's Form-10-Q for such fiscal year were $192,000.

    Financial Information Systems Design and Implementation Fees.  There were no fees billed by Ernst & Young LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for fiscal year 2000.

    All Other Fees.  The aggregate fees billed by Ernst & Young LLP for professional services rendered other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees above were $214,300. These include fees paid in connection with the acquisition of Citadel Group, Inc., the preparation of CompuCredit's registration statement on Form S-1 for its follow-on offering of Common Stock, tax services, and agreed upon procedures as required by our securitization investors and trustee. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Ernst & Young LLP.

    A copy of the written charter of the Audit Committee of CompuCredit, which was adopted by the Board of Directors on May 2, 2000, is attached to this Proxy Statement as Appendix B.

    The foregoing has been furnished by the Audit Committee of CompuCredit's Board of Directors.

        Thomas G. Rosencrants, Chairman
        Richard E. Huddleston
        Gail Coutcher-Hughes

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    Notwithstanding anything to the contrary set forth in any of CompuCredit's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

    The Compensation Committee establishes and regularly reviews executive compensation levels and policies. The following is the Compensation Committee's report to the shareholders of CompuCredit with respect to the compensation of CompuCredit's executive officers and the resulting actions taken by CompuCredit for the fiscal year ended December 31, 2000.

Compensation Philosophy

    CompuCredit's approach to compensation of its executive officers is different from the approach of most public corporations. CompuCredit believes that the significant security holdings of its executive officers serves as the most effective incentive for their performance and their commitment to increasing shareholder value. Compensation for executives is based on the principles that compensation must (a) provide a strong incentive for executives to achieve CompuCredit's goals, (b) reward executives with direct ownership in CompuCredit and align their interests with shareholder interests to build shareholder value, and (c) attract and retain key executives critical to CompuCredit's long-term success.

Elements of Executive Compensation

    CompuCredit believes that executive compensation should be competitive with other companies in the financial services sector and other credit card companies. In order to align the competitiveness of CompuCredit's total compensation package and achieve the appropriate compensation mix, the Compensation Committee made appropriate adjustments to short-term and long-term incentive elements of compensation in the last year.

    The Compensation Committee considers several factors in determining the annual salary of each of the executive officers. Factors considered by the Compensation Committee are typically subjective, such as its evaluation of each executive officer's performance, its assessment of the executive officer's value to the organization and any planned change in functional responsibilities of the executive officer.

    In addition to annual cash compensation, the Compensation Committee awarded stock options in 2000 to two of its executive officers. The Compensation Committee believes that these option grants align executive salaries with the creation of shareholder value because the executive will only benefit if CompuCredit's Common Stock price increases above the option exercise price. Options are generally subject to vesting schedules and require that the executive remain employed by CompuCredit until the time of vesting. These options are intended to motivate executives to improve the long-term performance of CompuCredit's Common Stock. In establishing guidelines for the size of stock option awards, the Compensation Committee considers the level of responsibility of the executive officer, the achievement of his or her plan objectives and his or her ability to implement key strategies.

Compensation of the Chief Executive Officer

    Consistent with CompuCredit's compensation philosophy, Mr. Hanna's security holdings represents the predominant portion of his total compensation package. Mr. Hanna received an annual salary of $50,000 for the year ended December 31, 2000, which is equal to his annual salary for the year ended December 31, 1999.

Deductibility of Compensation Expenses

    Section 162(m) of the Internal Revenue Code of 1986 generally limits the tax deductibility by CompuCredit for compensation paid to the chief executive officer and the four other most highly compensated officers to $1 million per officer per year, unless it qualifies as "performance-based" compensation. To qualify as "performance-based," compensation payments must satisfy certain conditions, including limitations on the discretion of the Compensation Committee in determining the amounts of such compensation. It is CompuCredit's current policy that all compensation paid to its executive officers be deductible under Section 162(m) of the Internal Revenue Code.

Thomas G. Rosencrants, Chairman
Richard E. Huddleston
Mack F. Mattingly

PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on CompuCredit's Common Stock since April 22, 1999 (the time of CompuCredit's initial public offering), with the cumulative return for the Russell 2000 Index and the Nasdaq Financial Stocks Index over the same period, assuming the investment of $100 on April 22, 1999 and reinvestment of all dividends. CompuCredit has not paid dividends since its initial public offering.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

    The following table sets forth information concerning the annual compensation earned by CompuCredit's Chief Executive Officer and CompuCredit's other executive officers whose annual salary and bonus during the 2000 fiscal year exceeded $100,000 (the "Named Executive Officers"). This approach to compensation, combined with the Named Executive Officers' existing stock ownership, is intended to provide an incentive for these individuals to focus on the appreciation of the value of the Common Stock. For each executive officer's existing stock ownership as of a recent date, see "Principal Shareholders."

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)(1)	Securities Underlying Options/SARS
David G. Hanna	2000	$50,000		$—	$750	—
Chief Executive Officer and	1999	50,000		—	—	—
Chairman of the Board	1998	25,000	(2)	—	—	—
Richard W. Gilbert	2000	$175,000		$—	$2,625	—
Vice Chairman and Chief	1999	175,000		—	—	—
Operating Officer	1998	175,000		—	—	—
Richard R. House, Jr.	2000	$239,000		$—	$2,625	700,000	(3)
President	1999	200,000		—	—	—
	1998	187,880		—	—	—
Ashley L. Johnson	2000	$140,000		$—	$2,100	25,000
Chief Financial Officer	1999	82,500		—	—	—
	1998	25,000	(4)	—	—	—

(1)
Reflects CompuCredit's matching contributions to the CompuCredit Corporation 401(k) Plan.
(2)
Reflects compensation for the period from July 1, 1998, when Mr. Hanna began receiving compensation, through December 31, 1998.
(3)
Includes 250,000 options granted pursuant to CompuCredit's 2000 Stock Option Plan, which is subject to the approval of the Plan by the shareholders at the 2001 Annual Meeting.
(4)
Reflects compensation for the period from July 1, 1998, when Ms. Johnson began receiving compensation, through December 31, 1998.

OPTION GRANTS TABLE

    The following table sets forth certain information regarding the grant of stock options during the 2000 fiscal year to Named Executive Officers and the value of such options held by such persons at the end of the 2000 fiscal year.

Option Grants in Last Fiscal Year

Individual Grants
			% of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
				Exercise or Base Price ($/Sh)
Name					Expiration Date	5%($)	10%($)
David G. Hanna	—		—	—	—	—	—
Richard W. Gilbert	—		—	—	—	—	—
Richard R. House, Jr.	700,000	(2)	67.3%	$48.06	February 8, 2004	$5,873,000	$12,467,000
Ashley L. Johnson	25,000	(3)	2.4%	$35.00	January 31, 2005	$242,000	$534,000

(1)
Based on actual option term and annual compounding. These amounts are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to the rules of the Securities and Exchange Commission. They assume the value of CompuCredit's Common Stock appreciates 5% or 10% each year, compounded annually, for the life of each option. They are not intended to forecast appreciation, if any, of such stock price or to establish a present value of options.

(2)
Includes 450,000 options granted pursuant to CompuCredit's Amended and Restated Stock Option Plan and 250,000 options granted pursuant to CompuCredit's 2000 Stock Option Plan, which is subject to the approval of the Plan by the shareholders at the 2001 Annual Meeting. Mr. House's options may be exercised beginning on the third anniversary of the date of grant and for four months thereafter. Upon termination for any reason other than cause, all stock options will immediately vest and will be exercisable for a period of three months thereafter.

(3)
These options were granted pursuant to CompuCredit's Amended and Restated Stock Option Plan. Ms. Johnson's options may be exercised beginning on the third anniversary of the date of grant and for five years thereafter. Upon a change of control of CompuCredit, Ms. Johnson's options will become fully exercisable.

None of the Named Executive Officers exercised any stock options during the fiscal year ended December 31, 2000.

Director Compensation

    Members of the Board of Directors who are not employees of CompuCredit or holders of 5% or more of the Common Stock and who became directors when CompuCredit completed its initial public offering received options to purchase 5,000 shares of Common Stock. During the year ended December 31, 2000, CompuCredit paid non-employee directors who are not holders of 5% or more of its issued and outstanding Common Stock a fee of $2,500 for each board meeting attended, $500 for participation in telephonic board meetings, $500 for each committee meeting attended (provided, such committee meeting was not held on the same day as a board meeting), and at the 2000 Annual Meeting, an option to purchase 1,000 shares of Common Stock. In addition, these non-employee directors will receive an option to purchase 2,500 shares of Common Stock on the date of the 2001 Annual Meeting and are eligible to participate in the 1998 Stock Option Plan and the 2000 Stock Option Plan (subject to approval of the 2000 Stock Option Plan by the shareholders at the 2001 Annual Meeting). All directors are reimbursed for expenses incurred to attend the meetings of the Board of Directors or committees thereof.

    CompuCredit does not currently provide employee directors with any additional compensation, including grants of stock options, for their service on the Board of Directors, except for reasonable out-of-pocket expenses incurred in connection with their attendance at board meetings.

Named Executive Officer Employment Agreements

    CompuCredit has entered into an Employment Agreement with each of its Named Executive Officers for an initial term of three years, which automatically renews for an indefinite period on an "at will" basis, unless either party gives notice of termination. Each agreement requires the employee to devote substantially all of his or her business efforts toward performing the services delegated to him or her by CompuCredit's Chief Executive Officer and includes provisions protecting the confidentiality of CompuCredit's proprietary information and transferring and assigning to CompuCredit specified work product.

    David G. Hanna.  Pursuant to the Employment Agreement with David G. Hanna dated March 15, 2001, Mr. Hanna shall serve as Chief Executive Officer of CompuCredit and shall be entitled to receive an annual base salary of $50,000. In the event Mr. Hanna's employment is terminated due to his death or disability or for "cause" prior to the end of the initial three-year term of the agreement, Mr. Hanna will be entitled to receive any salary already earned. If Mr. Hanna is terminated without cause, he is entitled to receive his compensation through the initial three-year term. No other severance or other benefits will be paid by CompuCredit to Mr. Hanna upon his termination of employment.

    Richard W. Gilbert.  Pursuant to the Employment Agreement with Richard W. Gilbert dated March 15, 2001, Mr. Gilbert shall serve as Chief Operating Officer of CompuCredit and shall be entitled to receive an annual base salary of $175,000. In the event Mr. Gilbert's employment is terminated due to his death or disability or for "cause" prior to the end of the initial three-year term of the agreement, Mr. Gilbert will be entitled to receive any salary already earned. If Mr. Gilbert is terminated without cause, he is entitled to receive his compensation through the initial three-year term. No other severance or other benefits will be paid by CompuCredit to Mr. Gilbert upon his termination of employment.

    Richard R. House, Jr.  Pursuant to the Amended and Restated Employment Agreement with Richard R. House, Jr. dated October 11, 2000, Mr. House shall serve as President of CompuCredit. Mr. House is entitled to receive an annual base salary of $400,000 and a performance-based annual bonus as determined by the Board of Directors. In the event Mr. House's employment is terminated due to his death or disability or for "cause" prior to the end of the initial three-year term of the agreement, Mr. House will be entitled to receive any salary already earned and a prorated bonus. If Mr. House is terminated without cause, he is entitled to receive his compensation through the initial three-year term. No other severance or other benefits will be paid by CompuCredit to Mr. House upon his termination of employment.

    Ashley L. Johnson.  Pursuant to the Amended and Restated Employment Agreement with Ashley L. Johnson dated February 2, 2001, Ms. Johnson shall serve as Chief Financial Officer of CompuCredit. Ms. Johnson is entitled to receive an annual base salary of $200,000 and a performance-based annual bonus as determined by the Board of Directors. In the event Ms. Johnson's employment is terminated due to her death or disability or for "cause" prior to the end of the initial three-year term of the agreement, Ms. Johnson will be entitled to receive any salary already earned and a prorated bonus. If Ms. Johnson is terminated without cause, she is entitled to receive her compensation through the initial three-year term. No other severance or other benefits will be paid by CompuCredit to Ms. Johnson upon her termination of employment.

Compensation Committee Interlocks and Insider Participation

    Until October 2000, CompuCredit's Compensation Committee included David G. Hanna, who has served as Chief Executive Officer of CompuCredit since its inception. Mr. Hanna was responsible for determining the compensation of executive officers during fiscal year 1997 and 1998. None of the executive officers of CompuCredit has served on the board of directors or the compensation committee of any entity that had officers who served on CompuCredit's Board of Directors.

RELATED PARTY TRANSACTIONS

    Under a stockholders agreement that CompuCredit entered into with David G. Hanna, a trust of which David G. Hanna is the sole trustee, Frank J. Hanna, III, a trust of which Frank J. Hanna, III is the sole trustee, Richard R. House, Jr. and Richard W. Gilbert following CompuCredit's initial public offering, (1) if one or more of the shareholders accepts a bona fide offer from a third party to purchase more than 50% of the outstanding Common Stock, each of the other shareholders that are a party to the agreement may elect to sell their shares to the purchaser on the same terms and conditions, and (2) if shareholders that are a party to the agreement owning more than 50% of the Common Stock propose to transfer all of their shares to a third party, then such transferring shareholders may require the other shareholders that are a party to the agreement to sell all of the shares owned by them to the proposed transferee on the same terms and conditions.

    In 1996, Richard R. House, Jr. and Richard W. Gilbert loaned Visionary Systems, Inc., or VSI, the third party developer of CompuCredit's database management system, an aggregate of $25,000 each in connection with VSI's commencement of operations. This loan is convertible into shares of capital stock of VSI which would constitute two-thirds of the issued and outstanding capital stock of VSI. In April 2000, MCap Partners, LLP, a Georgia limited liability company formed by Messrs. House and Gilbert and the assignee and holder of the $50,000 convertible note issued by VSI, exercised its conversion right under the Convertible Master Demand Promissory Note and accepted 300,000 shares of common stock of VSI in exchange for the convertible note.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of CompuCredit's Common Stock as of February 28, 2001. The information is provided with respect to (1) each person who is known by CompuCredit to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each director and executive officer of CompuCredit, and (3) all of the directors and executive officers of CompuCredit as a group.

    Beneficial ownership is determined in accordance with the rules of the Commission, which deem a person to beneficially own any shares the person has or shares voting or dispositive power over and any additional shares obtainable within 60 days through the exercise of options, warrants or other purchase rights. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the persons holding such options, warrants or other rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. An asterisk indicates beneficial ownership of less than 1% of the Common Stock outstanding.

Name	Number of Shares	Percent of Class
American Express Financial Corporation (1)	2,483,885	5.3%
Bravo Trust One (2)(3)	7,168,957	15.4
Bravo Trust Two (2)(4)	7,168,957	15.4
Richard W. Gilbert (2)	2,840,100	6.1
David G. Hanna (2)(6)	13,596,525	29.2
Frank J. Hanna, III (2)(5)	13,596,525	29.2
Richard R. House, Jr.	477,900	1.0
Richard E. Huddleston (7)	14,000	*
Gail Coutcher-Hughes (7)	6,000	*
Ashley L. Johnson	65,500	*
Mack F. Mattingly (7)	6,000	*
Thomas G. Rosencrants (8)	901,000	1.9
Brett M. Samsky (9)	1,655,466	3.6
Directors and executive officers as a group (10 persons)	32,835,731	70.6

(1)
The address of American Express Financial Corporation is 200 AXP Financial Center, Minneapolis, Minnesota 55474.

(2)
The address of the indicated holders is c/o CompuCredit Corporation, 245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia 30346.

(3)
Frank J. Hanna, III serves as sole trustee of the trust, whose beneficiaries are Frank J. Hanna, III and members of Frank J. Hanna, III's immediate family.

(4)
David G. Hanna serves as sole trustee of the trust, whose beneficiaries are David G. Hanna and members of David G. Hanna's immediate family.

(5)
Includes 7,168,957 shares of Common Stock held by Bravo Trust One. Includes 323,285 shares of Common Stock held by CompuCredit Management Corp., of which Frank J. Hanna, III is a 50% owner.

(6)
Includes 7,168,957 shares of Common Stock held by Bravo Trust Two. Includes 323,285 shares of Common Stock held by CompuCredit Management Corp., of which David G. Hanna is a 50% owner.

(7)
Includes currently exercisable options to purchase 6,000 shares of Common Stock.

(8)
Includes 900,000 shares of Common Stock held by Greystone Capital Partners I, L.P. Thomas G. Rosencrants is the chairman and chief executive officer of Greystone Capital Group, LLC, the general partner of Greystone Capital Partners I, L.P. Mr. Rosencrants has disclaimed beneficial ownership of such shares. Also includes currently exercisable options to purchase 1,000 shares of Common Stock.

(9)
Includes 5,000 shares held by a charitable trust, of which Brett M. Samsky's wife is the sole trustee. Brett M. Samsky was named Senior Advisor to the Chairman in January 2001 and will no longer serve as an executive officer of CompuCredit pursuant to this new position.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires CompuCredit's directors and executive officers, and persons who beneficially own more than 10% of any class of CompuCredit's equity securities, to file with the Commission initial reports ("Form 3") of beneficial ownership and reports of changes ("Form 4") in beneficial ownership of Common Stock and other equity securities of CompuCredit. Executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish CompuCredit with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to CompuCredit, CompuCredit believes that during the 2000 fiscal year its executive officers, directors and 10% beneficial owners subject to Section 16(a) complied with all applicable filing requirements.

STOCKHOLDER PROPOSALS AND NOMINATION OF DIRECTOR CANDIDATES

    The 2002 Annual Meeting of Stockholders ("2002 Annual Meeting") is anticipated to be held in May 2002. A notice of intent ("Notice of Intent") of a shareholder of CompuCredit to make a nomination or to bring any other matter before the 2002 Annual Meeting must comply with the applicable requirements set forth in CompuCredit's Amended and Restated By-laws and must be received after December 10, 2001 and prior to January 9, 2002 by the Secretary of CompuCredit at CompuCredit's principal executive offices, 245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia 30346. In the event that CompuCredit's 2002 Annual Meeting is called for a date that is not within 60 days before or after May 9, 2002 (the anniversary date of the 2001 Annual Meeting), the Notice of Intent must be received not later than the close of business on the tenth day following the earlier of (1) the date on which notice of the annual meeting date was mailed or (2) the date public disclosure of the meeting date was made.

    Under Rule 14a-8 promulgated by the Commission under the Exchange Act, shareholder proposals must be received prior to November 30, 2001 in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by CompuCredit in connection with the 2002 Annual Meeting. However, if the 2002 Annual Meeting is held on a date more than 30 days before or after May 9, 2002, shareholder proposals for the 2002 annual meeting must be submitted a reasonable time before CompuCredit begins preparing its proxy materials. Shareholder proposals received after this date will be considered untimely under Rule 14a-8.

    CompuCredit reserves the right to decline to include in CompuCredit's proxy materials any shareholder's proposal which does not comply with the rules of the Commission for inclusion therein. CompuCredit will furnish copies of the applicable by-law provisions which set forth the requirements for the Notice of Intent upon written request to the Secretary of CompuCredit at the aforementioned address.

APPENDIX A

CompuCredit Corporation
2000 STOCK OPTION PLAN

ARTICLE I
Purpose of the Plan and Definitions

    1.1  Purpose.  The purpose of this Stock Option Plan is to maximize the long-term success of CompuCredit Corporation (the "Company"), and its affiliates, to ensure a balanced emphasis on both current and long-term performance and to enhance participants' identification with growth in shareholder value by providing financial incentives to selected members of its and its affiliates' boards of directors, employees, consultants and advisers who are in positions to make significant contributions toward that success. It is intended that the Company will, through the grant of nonqualified stock options to purchase its common stock, attract and retain (and allow its affiliates to attract and retain) highly qualified and competent employees and directors and motivate such employees and directors to exert their best efforts on behalf of the Company and its affiliates.

    1.2  Definitions.  Unless the context clearly indicates otherwise, for purposes of this Plan:

      (a) "Board of Directors" means the Board of Directors of the Company.

      (b) "Code" means the Internal Revenue Code of 1986, as amended.

      (c) "Committee" means the Compensation Committee of the Board of Directors, which shall be composed solely of two or more "outside directors" within the meaning of Code Section 162(m)(4)(C)(i).

      (d) "Common Stock" means the Common Stock of the Company, no par value per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of Section 3.1 hereof.

      (e) "Company" means the Company and any affiliates of the Company, including affiliates of the Company which become such after adoption of this Plan.

      (f)  "Fair Market Value" of a share of Common Stock on a specified date means:

        (i)  if the Common Stock is then traded on a national securities exchange, the closing price on such date of a share of the Common Stock as traded on the largest securities exchange on which it is then traded; or

        (ii) if the Common Stock is not then traded on a national securities exchange, the mean between the closing composite inter-dealer "bid" and "ask" prices for Common Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no "bid" and "ask" prices are quoted on such date, then on the next preceding date on which such prices were quoted; or

        (iii) if the Common Stock is not then traded on a national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

      (g) "Grant Date," as used with respect to a particular Option, means the date as of which the Option is granted by the Committee pursuant to the Plan.

      (h) "Grantee" means the person to whom an Option is granted by the Committee pursuant to the Plan.

      (i)  "Option" means an Option granted by the Committee pursuant to Article II to purchase shares of Common Stock, each of which shall be designated at the time of grant as a nonqualified stock option, as provided in Section 2.1 hereof. No Option granted under the Plan is intended to qualify as an "incentive stock option" as that term is described in Code Section 422(b).

      (j)  "Option Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted an Option pursuant to the Plan. Option Agreements need not be identical with other Option Agreements, either in form or substance, and need only conform to the terms and conditions of this Plan.

      (k) "Option Period" means, with respect to any Option granted hereunder, the period beginning on the Grant Date and ending at such time not later than the tenth anniversary of the Grant Date as the Committee in its sole discretion shall determine and during which the Option may be exercised.

      (l)  "Plan" means this the Company Stock Option Plan as set forth herein and as amended from time to time.

    1.3  Limitations on Shares Subject to Plan.

      (a) The maximum number of shares of Common Stock with respect to which Options may be granted shall not exceed a total of one million two hundred thousand (1,200,000) shares in the aggregate, subject to possible adjustment in accordance with Section 3.1.

      (b) The maximum number of shares of Common Stock with respect to which Options may be granted to any one individual shall be 500,000 shares during any calendar year.

      (c) Any shares of Common Stock to be delivered by the Company upon the exercise of Options shall, at the discretion of the Board of Directors, be issued from the Company's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

      (d) The Committee may grant new Options hereunder with respect to any shares for which an Option expires or otherwise terminates prior to being exercised.

    1.4  Administration of the Plan.

      (a) The Plan shall be administered by the Committee, which shall have the authority:

        (i)  To determine the directors, employees, consultants and advisers of the Company to whom, and the times at which, Options shall be granted, and the number of shares of Common Stock to be subject to each such Option, taking into consideration the nature of the services rendered by the particular Grantee, the Grantee's potential contribution to the long-term success of the Company and such other factors as the Committee in its discretion may deem relevant;

        (ii) To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

        (iii) To prescribe the terms and conditions of the Option Agreements for the grant of Options (which need not be identical for all Grantees) in accordance and consistent with the requirements of the Plan; and

        (iv) To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner.

      (b) All decisions and determinations of the Committee in the administration of the Plan and on other matters concerning the Plan or any Option shall be final, conclusive and binding on all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options. The Committee shall be entitled to rely in reaching its decisions on the advice of counsel (who may be counsel to the Company).

      (c) Except to the extent prohibited by applicable law or the applicable rules of the NASDAQ National Market System, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

    1.5  Eligibility for Awards.  The Committee shall in accordance with Article II designate from time to time the directors, employees, consultants and advisers of the Company who are to be granted Options.

    1.6  Effective Date and Duration of Plan.  Subject to the approval of the shareholders of the Company at the Company's 2001 annual meeting of its shareholders, the Plan shall become effective on the date of its adoption by the Board of Directors; provided, however, that to the extent that Options are granted under the Plan prior to its approval by the shareholders of the Company, the Options shall be contingent on approval by the shareholders at such annual meeting. Unless previously terminated by the Board of Directors, the Plan (but not any Options then outstanding) shall terminate on the tenth anniversary of its adoption by the Board of Directors.

ARTICLE II
Stock Options

    2.1  Grant of Options.

      (a) The Committee may from time to time, subject to the provisions of the Plan, grant Options to directors, employees, consultants and advisers of the Company under appropriate Option Agreements to purchase shares of Common Stock up to the aggregate number of shares of Common Stock set forth in Section 1.3(a).

      (b) The Committee shall designate each Option granted hereunder as a nonqualified stock option.

    2.2  Option Requirements.

      (a) An Option shall be evidenced by an Option Agreement specifying the number and class of shares of Common Stock that may be purchased upon its exercise and containing such other terms and conditions consistent with the Plan as the Committee may determine to be applicable to that Option.

      (b) No Option shall be granted under the Plan on or after the tenth anniversary of the date upon which the Plan was adopted by the Board of Directors.

      (c) An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter.

      (d) The Committee may provide in the Option Agreement for the expiration or termination of the Option prior to the expiration of the Option Period, upon the occurrence of any event specified by the Committee.

      (e) The Committee may provide in the Option Agreement for vesting periods which require the passage of time and/or the occurrence of events in order for the Option to become exercisable.

      (f)  The option price per share of Common Stock of an Option shall be equal to the Fair Market Value of a share of Common Stock at the time such Option is granted.

      (g) An Option shall not be transferable other than by will or the laws of descent and distribution, except that any vested portion of Nonqualified Stock Options may be transferred if the transfer is approved in advance in writing by the Committee or Board of Directors in their sole discretion. Unless transferred with approval as provided in the preceding sentence, during the Grantee's lifetime an Option shall be exercisable only by the Grantee or, if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative. Upon the Grantee's death, but only to the extent that the Option is otherwise exercisable hereunder, an Option may be exercised by the Grantee's legal representative or by a person who receives the right to exercise the Option under the Grantee's will or by the applicable laws of descent and distribution.

      (h) Each Option Agreement shall contain an agreement that, upon demand by the Committee for such a representation, the Grantee (or any person acting on the Grantee's behalf) shall deliver to the Committee at the time of any exercise of an Option a written representation that the Common Stock to be acquired upon such exercise is to be acquired for investment and not with a view to the distribution thereof or such other representation as may be required by the Committee. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option period shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.

      (i)  A person electing to exercise an Option shall give written notice of election to the Company in such form as the Committee may require, accompanied by payment of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form (a note or other evidence of indebtedness or other form of deferred payment) as the Committee may specify in the applicable Option Agreement.

ARTICLE III
General Provisions

    3.1  Adjustment Provisions.

      (a) In the event of:

        (i)  payment of a stock dividend in respect of Common Stock; or

        (ii) any recapitalization, reclassification, split-up or consolidation of or other change in the Common Stock; or

        (iii) any exchange of the outstanding shares of Common Stock in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

then the Committee shall, in such manner as it may determine in its sole discretion, appropriately adjust the number and class of shares or other securities which shall be subject to Options and the purchase price per share which must be paid thereafter upon exercise of any Option. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options which may be granted under the Plan.

      (b) Except as provided above in subparagraph (a) of this paragraph 3.1, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options.

    3.2  Additional Conditions.  Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose, and the Committee may require as a condition to exercise of the Option that the Grantee (or any person acting on the Grantee's behalf) enter into any agreement or execute any acknowledgment that the Committee shall deem necessary to ensure that the shares of Common Stock acquired pursuant to the Option will be subject to any shareholders agreement as may be in effect at the time such Option is exercised.

    3.3  No Rights as Shareholder or to Employment.  No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any shares of the Common Stock which are subject to any Option until certificates evidencing the shares have been issued and delivered to the Grantee or any such person upon the exercise of the Option. Furthermore, an Option shall not confer upon any Grantee any rights to employment or any other relationship with the Company, including without limitation any right to continue in the employ of the Company, nor affect the right of the Company to terminate the employment or other relationship of the Grantee with the Company at any time with or without cause.

    3.4  Legal Restrictions.  If in the opinion of legal counsel for the Company the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including (but not by way of limitation) the inability or failure of the Company to obtain from any governmental authority or regulatory body the authority deemed necessary by such counsel for such issuance or sale, the Company shall not be obligated to issue or sell any Common Stock pursuant to the exercise of an Option to a Grantee or any other authorized person unless the Company receives evidence satisfactory to its legal counsel that the issuance and sale of the shares would not constitute a violation of any applicable securities laws. The Company shall in no event be obligated to take any action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

    3.5  Rights Unaffected.  The existence of the Options shall not affect: the right or power of the Company and its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issuance of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

    3.6  Withholding Taxes.  As a condition to exercise of an Option, the Company may in its sole discretion withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of an Option.

    3.7  Choice of Law.  The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

    3.8  Amendment, Suspension and Termination of Plan.  The Plan may from time to time be terminated, suspended or amended by the Board of Directors in such respects as it may deem advisable.

    3.9  Headings.  The headings in this Plan are for convenience only and are not to be used in interpreting the meaning or effect of any provisions hereof.

APPENDIX B

COMPUCREDIT CORPORATION AUDIT COMMITTEE CHARTER

    The primary purpose of the Audit Committee (the "Committee") of the Board of Directors of CompuCredit Corporation (the "Board") is to assist the Board in fulfilling its responsibility to oversee the management's conduct of the company's financial reporting process, including the review of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other uses thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

    In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all Company books, records, facilities and personnel, along with the power to retain outside counsel, auditors or other experts for this purpose. Any outside auditor retained by the Company is ultimately accountable to the Board and the Committee.

    The Committee shall review the adequacy of this charter on an annual basis.

MEMBERSHIP

    The Committee shall be comprised of not less than three members of the Board, and the Committee composition will meet the requirements of the Audit Committee policy of the Nasdaq National Market. Accordingly, the members of the Audit Committee will be directors who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and who are financially literate or who become financially literate within a reasonable period of time after the appointment to the Committee. In addition, at least one member of the Committee will have financial management expertise.

DUTIES AND RESPONSIBILITIES

    The role of the Committee is to oversee management's financial reporting processes. The Committee recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members. As a result, in carrying out its oversight responsibilities, the Committee's role is not to provide expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

    The following functions shall be the common, recurring activities of the Committee in carrying out its duties. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1.  The Committee shall review with management and the outside auditors the financial statements to be included in the Company's annual report on Form 10-K and shall review and consider with the outside auditors the matters required to be discussed by the Statement of Auditing Standards ("SAS") No. 61.

2.  The Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review will occur prior to the filing of each From 10-Q.

3.  The Committee shall discuss with management and outside auditors the quality and adequacy of the Company's internal controls.

B-1

4.  The Committee shall (a) request from the outside auditors, at least annually, a formal written statement delineating all relationships between the auditors and Company consistent with Independence Standards Board Standard No. 1; (b) discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors' objectivity and independence; and (c) recommend that the Board take appropriate action, if any, in response to the outside auditors' report to satisfy itself of the auditors' independence.

5.  The Committee shall be responsible for making recommendations to the Board, and the Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, when appropriate, replace the outside auditor, subject to annual shareholder approval.

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COMPUCREDIT CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2001

   The undersigned hereby revokes all previous proxies, acknowledges receipt of the notice of the 2001 Annual Meeting of Shareholders to be held on May 9, 2001 (the "Annual Meeting") and appoints each of David G. Hanna, Richard R. House, Jr. and Rohit H. Kirpalani as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to act and vote all the shares of Common Stock of CompuCredit Corporation ("CompuCredit") held of record by the undersigned at the Annual Meeting of CompuCredit to be held on May 9, 2001, and at any adjournments or postponements thereof, as set forth herein upon all matters referred to on this proxy card and described in the Proxy Statement for the Annual Meeting, and, in such holder's discretion, upon any other matters which may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder, and in the discretion of the proxy holder as to any other matter that may properly come before the meeting. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" EACH OF PROPOSALS 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1.
To elect seven directors for terms expiring at the 2002 Annual Meeting of Shareholders.

  Nominees: David G. Hanna, Richard W. Gilbert, Frank J. Hanna, III, Richard E. Huddleston, Gail Coutcher-Hughes, Mack F. Mattingly and
  Thomas G. Rosencrants

FOR ALL NOMINEES / /	WITHHELD FROM ALL NOMINEES / /	/ / For all nominees except as noted above
2.
To approve and adopt the CompuCredit 2000 Stock Option Plan.

FOR / / AGAINST / / ABSTAIN / /

(Continued and to be signed on reverse side)

3.
To ratify the appointment of Ernst & Young LLP as CompuCredit's independent auditors.

FOR / / AGAINST / / ABSTAIN / /

4.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN YOUR EXECUTED PROXY CARD TO THE COMPANY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:  , 2001

 (SEAL)

(SIGNATURE)

 (SEAL)

(SIGNATURE)

NOTE: Please sign above exactly as name appears on the Stock Certificate. If stock is held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2001
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2001
GENERAL INFORMATION
PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL TWO: APPROVAL OF THE COMPUCREDIT 2000 STOCK OPTION PLAN
PROPOSAL THREE: RATIFICATION OF INDEPENDENT AUDITORS
OTHER MATTERS
ADDITIONAL INFORMATION
REPORT OF AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
EXECUTIVE AND DIRECTOR COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS TABLE
RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS AND NOMINATION OF DIRECTOR CANDIDATES
APPENDIX A
CompuCredit Corporation 2000 STOCK OPTION PLAN
ARTICLE I Purpose of the Plan and Definitions
ARTICLE II Stock Options
ARTICLE III General Provisions
APPENDIX B
COMPUCREDIT CORPORATION AUDIT COMMITTEE CHARTER
MEMBERSHIP
DUTIES AND RESPONSIBILITIES